                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

                                  November 25, 1997
                       ---------------------------------------
                   Date of Report (Date of earliest event reported)


                             OMNIS TECHNOLOGY CORPORATION
                       ---------------------------------------
                (Exact name of Registrant as specified in its charter)

                                       Delaware
                       ---------------------------------------
                    (State or other jurisdiction of incorporation)

      0-16449                                      94-3046892
---------------------                 ------------------------------------
(Commission File No.)                 (IRS Employer Identification Number)

                              851 Traeger Avenue  #100
                               San Bruno, CA   94066
                                  (650) 829-6000
                       ---------------------------------------
                       (Address of Principal Executive Offices)


                       ---------------------------------------
             (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

    On November 24, 1997, OMNIS Technology Corporation (the "Company") issued a press release announcing a restructuring and cost reduction program. On the same day, the Company posted an open letter to the OMNIS community on its website from Tim Negris, Chairman and Chief Executive Officer of the Company. The letter describes the Company's executive and company reorganization and the new pricing and contracts plan.

    A copy of the press release is filed herewith as Exhibit 99.1

    A copy of the website posting is filed herewith as Exhibit 99.2.


Item 7.  EXHIBITS


                                  INDEX TO EXHIBITS

                                                                  SEQUENTIALLY
EXHIBIT                                                             NUMBERED
NUMBER                  DESCRIPTION                                   PAGE
------             ------------------------                           ----
99.1        Press release dated November 24, 1997

99.2        An open letter to the OMNIS Community from Tim
            Negris, Chairman and CEO

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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OMNIS TECHNOLOGY CORPORATION



                                     By:
                                        ---------------------------------------
                                          Timothy P. Negris
                                          Chairman and Chief Executive Officer

                                     Dated:  November 25, 1997